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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  ____________


                                    FORM 8-K

                                 CURRENT REPORT
                                  Pursuant to
                           Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):          June 14, 2000
                                                  ------------------------


                               LIFEMINDERS, INC.
------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
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                (State of Other Jurisdiction of Incorporation)



              0-28133                                         52-1990403
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       (Commission File Number)                            (IRS Employer
                                                         Identification No.)


1110 Herndon Parkway, Herndon, VA                             20170
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(Address of Principal Executive Offices)                   (Zip Code)


                                (703) 707-8261
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             (Registrant's Telephone Number, Including Area Code)



                             LIFEMINDERS.COM, INC.
------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     Effective on June 14, 2000, at 8:00 a.m. Eastern Standard Time,
LifeMinders.com, Inc. (the "Company") changed its corporate name to "LifeMinders, Inc." The name change was effected by the merger of a wholly owned subsidiary of the Company with and into the Company, pursuant to Section 253 of the General Corporation Law of the State of Delaware (the "Merger"). The Company was the surviving corporation in the Merger. The effect of the Merger was to change the corporate name of the Company from "LifeMinders.com, Inc." to "LifeMinders, Inc."

     On June 14, 2000, the Company issued a news release announcing, among other things, the corporate name change of the Company. A copy of such news release is attached hereto as Exhibit 99.1

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired:  Not applicable.
              -------------------------------------------


         (b)  Pro Forma Financial Information.  Not applicable.
              -------------------------------


         (c)  Exhibits.
              --------

            99.1 Text of press release of the Registrant, dated June 14, 2000 announcing the name change of the Registrant.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 LIFEMINDERS, INC.



Dated:  June 14, 2000                            By:  /s/ Joseph S. Grabias
                                                    --------------------------
                                                     Joseph S. Grabias
                                                     Chief Financial Officer
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                                 EXHIBIT INDEX


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

Exhibit No.                 Description of Exhibit
-----------                 ----------------------
99.1                    Text of press release of the Registrant, dated June 14,
                        2000 announcing the name change of the Registrant.
